Exhibit 10.43


                                  AMENDMENT TO
                                 LOAN DOCUMENTS
                                 (KOHL'S RANCH)

     This Amendment to Loan Documents ("Amendment") is made and entered into as of October 31, 2001 by and between ILX Resorts Incorporated, an Arizona corporation ("ILX"); Los Abrigados Partners Limited Partnership, an Arizona limited partnership ("Abrigados"), Premiere Development Incorporated, an Arizona corporation ("Premiere"), ILE Sedona Incorporated, an Arizona corporation ("ILE"), VCA Tucson Incorporated, an Arizona corporation ("VCA Tucson"), VCA South Bend Incorporated, an Arizona corporation ("VCA South Bend") and VCA Nevada Incorporated, an Arizona Corporation ("VCA Nevada") (collectively, the "ILX Entities") whose address is 2111 East Highland Avenue, Suite 210, Phoenix, AZ 85016; and Litchfield Financial Corporation, a Massachusetts corporation ("Lender"), whose address is 13701 West Jewell Avenue, Suite 200, Lakewood, CO 80228.

                                   RECITALS:

     A. Under date of March 19, 1999 ILX and Lender entered into a certain Secured Construction Loan Agreement pertaining to, INTER ALIA, Lender's loan to ILX in the amount of $2,830,000.00 for the purpose of financing the construction of improvements at the Kohl's Ranch project located in or near Payson, Arizona. This Secured Construction Loan Agreement was subsequently modified by a certain May 7, 1999 letter agreement by and between Borrower and Lender, and a June 11, 1999 letter from Lender to Borrower (collectively, the "Letter Agreements"), which pertain, INTER ALIA, to the amount and application of certain release prices to be paid by Borrower to Lender. The loan contemplated by the foregoing documents is hereinafter referred to as the "Kohl's Ranch Loan" and the documents executed in connection therewith are hereinafter referred to as the "Kohl's Ranch Documents".

     B. Under date of November 24, 1998 certain of the ILX Entities as Borrower and Lender entered into a certain Secured Loan Agreement (ILX Resorts
Incorporated: San Carlos Inventory Development, Los Abrigados Sales Center Construction, Term Loan Restatement Project). This Secured Loan Agreement pertained, INTER ALIA, to a loan from Lender to the ILX Entities in the amount of $2,300,000.00 for the purpose of acquiring and developing timesharing inventory located at the San Carlos Resort, Guaymas, Senora, Mexico (the "San Carlos Inventory Development Loan") and $800,000.00 for the purpose of constructing a new sales center to be located at Los Abrigados Resort, Sedona, Arizona (the "Sales Center Loan"). The San Carlos Inventory Development Loan and Sales Center Loan were evidenced by a $3,100,000.00 Secured Construction and Inventory Development Promissory Note dated November 24, 1998. Pursuant to this Secured Loan Agreement, a certain July 29, 1998 Secured Term Promissory Note from the ILX Entities to Lender in original principal amount of $2,485,000.00 was amended and restated and, in connection therewith, the ILX Entities executed and delivered to Lender a certain Amended and Restated Secured Promissory Note in original principal amount of $2,485,000.00, pertaining to the Los Abrigados Resort (the "Restated Loan". Hereinafter, the loans described in the aforementioned November 24, 1998 Secured Loan Agreement are referred to, collectively, as the "Combination Loan," and the loan documents executed in connection therewith are referred to as the "Combination Loan Documents."

     C. Under date of June 12, 1998 certain of the ILX Entities as Borrower and Lender entered into a certain Secured Line of Credit Lending Agreement (ILX Resorts - Global Facility) pertaining, INTER ALIA, to a $40,000,000.00 loan from Lender to Borrower secured, INTER ALIA, by Pledged Accounts. Hereinafter, the loan contemplated by the aforesaid Secured Line of Credit Lending Agreement and the loan described therein is referred to as the "Global Loan," and the documents executed in connection therewith are referred to as the "Global Loan Documents".

     D. Under date of September 17, 1998 certain of the ILX Entities as Borrower and Lender entered into a certain Amended and Restated Secured Line of Credit Lending Agreement (ILX Incorporated) pertaining, INTER ALIA, to a $3,500,000.00 loan from Lender to Borrower secured, INTER ALIA, by Pledged Accounts. Hereinafter, the loan contemplated by the aforesaid Amended and Restated Secured Line of Credit Lending Agreement is referred to as the "Non Conforming Loan" and the documents executed in connection therewith are referred to as the "Non Conforming Loan Documents."

     E. ILX has requested that Lender increase the maximum principal amount of the Kohl's Ranch Loan from $2,830,000.00 to$8,030,000 for the purpose, INTER ALIA, of the providing of funding for the improvements of certain real property owned or leased by the ILX Entities including the projects located in Las Vegas, Nevada known as The Greens of Las Vegas Golf Center, the Bell Rock Inn located in Oak Creek, Arizona and The Carriage House, and the Los Abrigados Resort located in Sedona, Arizona, as more fully set forth below.

     F. As a condition to granting ILX's request to increase the amount of the Kohl's Ranch Loan, Lender requires certain modifications to the various Loan Documents referenced above, as hereinafter set forth.

     The parties desire to enter into this Amendment in order to memorialize their agreements with respect to the foregoing as hereinafter set forth.

                                   AGREEMENTS:

     In consideration of the foregoing Recitals, which are incorporated herein by reference, the covenants and agreements hereinafter set forth, the legal adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree:

     1. AMENDMENT CONTROLS. In the case of any conflict between the terms of this Amendment and the provisions of the above described Kohl's Ranch Loan Documents, the Combination Loan Documents, the Non Conforming Loan Documents and/or the Global Loan Documents (collectively, the "Loan Documents"), the provisions of this Amendment shall control. Except as specifically modified hereby, the parties hereby ratify, reaffirm, and restate the terms of each of said Loan Documents.

     2. DEFINED TERMS. Any capitalized term not defined herein shall have the meaning set forth in the applicable Loan Documents referenced above.

     3. STATUS OF LOANS. As of September 30, 2001 the outstanding balance on the above-described Loans are as follows:

         LOAN                               PRINCIPAL BALANCE AS OF 9/30/01
         ----                               -------------------------------
Kohl's Ranch Loan                                    $ 1,638,432.15
San Carlos Inventory Development Loan                $         0.00
The Sales Center Loan                                $         0.00
The Restated Loan                                    $   931,375.55
The Global Loan                                      $16,774,927.96
Non Conforming Loan                                  $   390,207.59

The ILX Entities, and each of them, hereby acknowledge that Lender is current in the performance of all obligations under the above-referenced Loans and Loan Documents, and as of the date set forth in the introduction to this Amendment, the ILX Entities, collectively, and each of them individually, warrant and represent that they have no defenses, set-offs, or counterclaims to their liability to Lender under the subject Loans or the Loan Documents pertaining to same. Without waiving the generality of the foregoing and in consideration of Lender's execution of this Amendment, and in further consideration of Lender's agreement to increase the maximum principal amount of the Kohl's Ranch Loan to $8,030,000.00 as hereinafter provided, the ILX Entities individually and collectively hereby waive and release any and all counterclaims, set-offs, or defenses against liability under the subject Loans or Loan Documents arising on or before the date of this Amendment.

     4. AMENDMENTS KOHL'S RANCH LOAN AND KOHL'S RANCH LOAN DOCUMENTS. The Kohl's Ranch Loan and Kohl's Ranch Loan Documents are hereby amended in the following respects:

          a. INCREASE IN MAXIMUM OF KOHL'S RANCH LOAN.. The maximum principal amount of the Kohl's Ranch Loan is hereby increased from $2,830,000.00 to $8,030,000.00

          b. EXTENSION OF KOHL'S RANCH LOAN BORROWING PERIOD. The period during which Lender will make non-revolving Advances to Borrower pursuant to the Kohl's Ranch Loan Documents as modified hereby, is hereby extended to March 31, 2003 (the "Extended Borrowing Period"). During the Extended Borrowing Period Borrower shall continue to make regular minimum quarterly principal reduction payments in the amount of $176,813.00 per quarter.

          c. EXTENSION OF LOAN TERM AND INCREASE IN MINIMUM QUARTERLY PRINCIPAL REDUCTION PAYMENTS.. The Maturity Date of the Kohl's Ranch Loan is hereby extended from April 15, 2003 to April 1, 2006, at which time all unpaid principal and interest shall be fully due and payable.. The maturity date of the Kohl's Ranch Loan is subject to acceleration if an Event of Default shall occur. From and after the end of the Extended Borrowing Period referenced above in paragraph 4.b., the minimum quarterly principal reduction payment shall be increased from $176,813.00 (which shall be paid during the Extended Borrowing Period) to an amount equal to one twelfth of the principal balance outstanding on the Kohl's Ranch Loan on the last day of the Extended Borrowing Period. By way of example, in the event the principal balance is $6,000,000.00 on the last day of the Extended Borrowing Period, the minimum quarterly principal reduction payment would be $500,000.00 ($6,000,000.00 divided by 12) per quarter until the Kohl's Ranch Loan is paid in full.

          d. AMOUNT AND APPLICATION OF RELEASE FEES.. The amount of the release fee payable to Lender pursuant to the Kohl's Ranch Loan Documents and/or the Combination Loan Documents on or after the effective date of this Amendment is hereby amended as follows:

                                                               NEW RELEASE FEE PURSUANT
                                         PRIOR RELEASE FEE           TO AMENDMENT
                                      ---------------------    ------------------------
RESORT                                  ANNUAL     BIANNUAL      ANNUAL        BIANNUAL
------                                  ------     --------      ------        --------
Stand-alone (non-club) Kohl's Ranch   $1,500.00   $  900.00    $1,500.00      $  900.00
Stand-alone(non-club)Los Abrigados    $1,200.00   $  720.00    $1,200.00      $  720.00
         Premiere Vacation Club       $1,000.00   $  580.00    $1,920.00      $1,152.00

*

          e. APPLICATION OF RELEASE FEES.. The revised release fees as set forth above shall be applied to the Kohl's Ranch Loan until the Kohl's Ranch Loan is paid in full. The foregoing application of release fees shall apply unless and until an Event of Default occurs. If an Event of Default occurs, Lender may apply the release fees to obligations owed Lender by the ILX Entities, or any of them, as Lender determines, in Lender's sole discretion. Lender may adjust the above-described release fees if and as necessary in order to assure that the Kohl's Ranch Loan as modified hereby is repaid in full on or before 80% sell-out of existing Vacation Ownership Interests owned by the ILX Entities and pledged to Lender, in which Lender has a first priority duly perfected security interest. Subject to Lender's consent (not to be unreasonably withheld) upon payment of the foregoing release fee, the applicable borrower shall have the right to designate which intervals are released.

          f. USE OF INCREASED KOHL'S RANCH LOAN PROCEEDS. From and after the date hereof, Advances of the Kohl's Ranch Loan may be used for the following purposes only:

--------
* Not applicable - All San Carlos inventory has been annexed to Premiere Vacation Club ("PVC")

               (i) PROJECT IMPROVEMENTS.. Advances may be used for effecting improvements (the "Improvement Advances") as follows to the following projects.

                    A. THE GREENS OF LAS VEGAS and Joey's Restaurant. Up to a maximum of $1,500,000.00 of the Kohl's Ranch Loan proceeds shall be used to fund improvements (furniture, fixtures, equipment and minor remodeling, but no material new construction) to The Greens of Las Vegas Golf Center leasehold estate including renovation and equipping the ILX Sales Center, office space therein and Joeyss.s Restaurant to be located in the Carriage House, located in Las Vegas, Nevada.

                    B. LOS ABRIGADOS RESORT. Up to a maximum of $1,000,000.00 of the Kohl's Ranch Loan proceeds shall be used to fund improvements (furniture, fixtures, equipment and more extensive remodeling, to include new construction) to the old sales center of the Los Abrigados Resort, in order to convert same into eight additional residential units. These additional residential units shall be subject to the lien of the deed of trust encumbering the Los Abrigados Resort for the benefit of Lender.

                    C. KOHL'S RANCH.. Up to a maximum of $500,000.00 of the of the Kohl's Ranch Loan proceeds shall be used to fund improvements (furniture, fixtures, and equipment and more extensive remodeling to include new construction) to the certain residential units within the Kohl's Ranch project, including the Platinum Unit.

                    D. BELL ROCK INN. Up to a maximum of $1,200,000.00 of the Kohl's Ranch Loan proceeds shall be used to fund improvements (furniture, fixtures, equipment and minor remodeling, but no material new construction) to the Bell Rock Inn.

               (ii) SEDONA WORLDWIDE INC. STOCK PURCHASE.. Up to a maximum of $1,000,000.00 of the Kohl's Ranch Loan proceeds shall be Advanced to fund ILX's purchase of 8,000,000 shares of Sedona Worldwide Inc. (the "Sedona Worldwide Advance").

              (iii) SUMS DUE LENDER.. The balance of the increased Kohl's Ranch Loan funding may be used for the purpose, and solely for the purpose, of ILX's payment of sums due Lender including, without limitation, the Modification Fee described below in the amount of $10,000.00, the 1% Advance Fee due Lender with respect to any Advance under the Kohl's Ranch Loan, and the payment of Lender's Expenses incurred in connection with this Amendment.

          g. NOTICE PROVISIONS.. Any notices to Lender pursuant to the Kohl's Ranch Loan Documents, shall be made as follows:

          If to Lender:  Litchfield Financial Corporation
                         13701 West Jewell Avenue, Suite 200
                         Lakewood, CO  80228
                         Attention: Alicia-Ann J. Duncanson, Loan Manager
                         Facsimile:  (303) 985-5375

          with copy to:  Textron Financial Corporation
                         333 East River Drive
                         East Hartford, CT 06108
                         Attention: Nicholas Mecca, Division President Facsimile:(860) 283-9053

          and:           Textron Financial Corporation
                         40 Westminster Street
                         Providence, RI 02903
                         Attention: Legal Department
                         Facsimile: (401) 621-5040
          with copy to:  James E. Brown, Esq.
                         James E. Brown & Associates, P.C.
                         1350 17th Street, Suite 306
                         Denver, CO  80202
                         Facsimile: (303) 825-2828

          h. CROSS-COLLATERALIZATION AND CROSS DEFAULT.. The collateral pledged for the Kohl's Ranch Loan also collateralizes the Combination Loan, the Global Loan, the Non Conforming Loan and any other loan or obligation, now or in the future, from the ILX Entities, their affiliates, or any of them, to Lender. Likewise, the collateral pledged to secure the Combination Loan, the Global Loan, the Non Conforming Loan or any other obligation now or in the future owed by the ILX Entities, or any of them, or any of their affiliates to Lender also collateralizes the Kohl's Ranch Loan. Subject to the provisions set forth above in paragraph 4.e. concerning the application of release fees, Lender may apply the collateral or proceeds thereof it receives to any of the obligations collateralized thereby, in Lender's sole discretion. Likewise, the occurrence of an Event of Default under the Kohl's Ranch Loan shall constitute an Event of Default under the Combination Loan, the Global Loan, the Non Conforming Loan and any other loan or obligation now or in the future, from the ILX Entities, their affiliates, or any of them to Lender, and an Event of Default under the Combination Loan, the Global Loan, the Non Conforming Loan, or any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any other of them, to Lender, shall be an Event of Default under the Kohl's Ranch Loan.

     5. CONDITIONS TO FUNDING. Anything to the contrary herein notwithstanding, Lender shall have no obligation to make any subsequent Advance under the Kohl's Ranch Loan unless and until each of the following requirements are satisfied or waived by Lender, in writing, in Lender's sole discretion:

          a. EXECUTION OF DOCUMENTS.. The ILX Entities shall have executed and delivered to Lender (or cause to be recorded or filed for record with the appropriate governmental office) the following documents in connection herewith:
(i) this Amendment, (ii) the Allonge to Secured Construction Promissory Note in the form appended hereto as EXHIBIT A, (iii) a Supplemental Security Agreement in the form appended hereto as EXHIBIT B, (iv) UCC-1 Financing Statements evidencing and perfecting Lender's first priority security interest in the additional collateral described in the Supplemental Security Agreement; (v) an Amended and Restated Deed of Trust encumbering all now and hereafter acquired timeshare intervals and units owned by and/or conveyed to PVC (other than intervals located in the Carriage House, in Las Vegas Nevada, which shall be excluded from said Amended and Restated Deed of Trust) in the form appended hereto as EXHIBIT C, (vi) a Collateral Assignment of Lease with respect to the Master Lease between the County of Clark, Nevada and ILX Resorts Incorporated pertaining to the Greens of Las Vegas in the form appended hereto as EXHIBIT D (which Collateral Assignment of Lease will be released by Lender after the ILX Entities have repaid $2,000,000.00 of the additional $5,200,000.0 to be loaned by Lender pursuant to this Amendment), and (vii) such other documents or agreements as may be reasonably required by Lender, including, without limitation, an opinion of counsel in form and substance satisfactory to Lender.

          b. NO EVENT OF DEFAULT. No Event of Default shall have occurred, nor shall any condition exist which, with the passage of time or the giving of notice, shall constitute an Event of Default.

          c. PAYMENT OF MODIFICATION FEE. ILX shall have paid Lender a loan modification fee in the amount of $10,000.00 in consideration of Lender's execution of this Amendment.

          d. LENDER'S EXPENSES. ILX shall have paid Lender's Expenses incurred in the investigation, negotiation, preparation and administration of this Amendment and related Loan Documents, including, without limitation, Lender's reasonable attorneysss. fees and costs, and any fees and expenses of Lender incurred in the administration of the subject Loans, including, without limitation, any expenses incurred by Lender or any construction inspector retained on behalf of Lender (including, without limitation, travel costs) in inspecting the subject projects or the improvements thereto.

          e. ILX's REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any of the ILX Entities in any Loan Document shall be true and correct. The ILX Entities hereby each ratify, restate, reaffirm, republish and confirm the representations, warranties and covenants set forth in the Kohl's Ranch Loan Documents, the Combination Loan Documents, and the Global Loan Documents. In addition, the ILX Entities hereby warrant and represent to Lender that Lender's mortgage and security interest in all now owned and hereafter acquired timeshare intervals and units owned by and/or conveyed to Premiere Vacation Club (other than Carriage House intervals, in which Lender shall have no security interest) is and will at all times be a properly perfected first and prior security interest therein, and that no other creditor holds any security interest in said inventory save and except as follows: Bank of Enid, Oklahoma holds a first priority deed of trust with respect to 1,827 Timesharing Intervals located at VCA Tucson.

          f. CONDITIONS TO SPECIFIC ADVANCES.

               (i) IMPROVEMENT ADVANCES.

                    (A)  DISBURSEMENTS.  So long as no Event of  Default  shall have occurred, funds shall be disbursed by Lender for the purposes of effecting the improvements to the projects set forth above in paragraph 4.f.(i) not to exceed the amounts set forth therein on the following terms and conditions. All requests for funding shall be in writing and shall be made through ILX's completion and submission of a construction loan request in the form appended hereto as EXHIBIT E, or such other form as Lender may require. ILX shall have provided Lender a written budget satisfactory to Lender in its discretion for the improvements to be effected at the subject project, supported by bids, cost estimates, contracts or other documentation reasonably satisfactory to Lender, which budget shall be updated in writing as necessary by ILX. Each such disbursement shall be made on written request of ILX only for the purpose of funding the cost of improvements in place or materials delivered to the job site and properly installed or securely stored therein as evidenced by invoices or other documentation reasonably satisfactory to Lender, in accordance with the plans and specifications therefore supplied to and approved by Lender in its reasonable discretion. Lender shall have the right to make inspections of the subject projects and improvements and all the improvements for which disbursement of Loan proceeds shall be satisfactory to Lender and its construction inspector, if any. All improvements to the subject project to the date of disbursement shall have been paid for in full (or subject only to applicable retainage) as evidenced by lien waivers or other documentation reasonably satisfactory to Lender. With respect to furniture, fixtures, equipment and personalty paid for in whole or in part by Advances, Lender shall have, and the ILX Entities hereby grant to Lender, a duly perfected first priority security interest in same. The cost of completing the subject improvements at no time shall exceed the undisbursed balance of the Loan proceeds pertaining to the subject project (and if the cost of completing the subject improvements at any time exceeds the undisbursed balance of the Loan proceeds pertaining to the subject project, ILX shall immediately pay to Lender for deposit into a non-interest bearing Loan account an amount equal to any such excess, which amounts shall be disbursed by Lender pursuant to the provisions of this paragraph). No funds shall be advance by Lender for the purposes of effecting the improvements to the Bell Rock Inn until the ILX Entities have executed and delivered to Lender an additional security agreement and UCC-1 financing statements perfecting Lender's security interests in the furniture, fixtures, and equipment acquired with Lender's funding.

                    (B) REPRESENTATIONS AND WARRANTIES.. Each request for a disbursement for improvement purposes constitutes the representation and warranty of the ILX Entities that each of the foregoing conditions have been satisfied and that: the subject disbursement will be used only for the purposes set forth in the request for disbursement; that all improvements to the subject project have been paid in full; that no Event of Default or any condition which, with the giving of notice or the passage of time, would constitute an Event of Default, exists; that the balance of the Loan proceeds pertaining to the subject project are sufficient to complete the improvements to the subject project; and that all other representations, warranties, covenants and agreements of the ILX Entities in this Amendment and the other Loan Documents are true and correct and
..

               (ii) SEDONA WORLDWIDE ADVANCE.. Lender shall fund the Sedona Worldwide Advance only through an escrow pursuant to which the stock certificate evidencing ILX's ownership of the 8,000,000 shares of Sedona Worldwide Inc. purchased therewith is delivered to Lender in order to perfect Lender's first priority security interest in such shares and their proceeds, which ILX hereby grants to Lender. On or before the Sedona Worldwide Advance, ILX shall execute and deliver to Lender a Stock Pledge And Security Agreement in the form appended hereto as EXHIBIT F.

     6. AMENDMENTS TO GLOBAL LOAN AND GLOBAL LOAN DOCUMENTS.. The Global Loan and Global Loan Documents are hereby amended in the following respects:

          a. DECREASE IN MAXIMUM LINE AMOUNT.. The Maximum Line Amount of the Global Loan as set forth in the Global Loan Documents is hereby decreased from $40,000,000.00 to $30,000,000.00.

          b. NOTICE PROVISIONS. Any notices to Lender pursuant to the Global Loan Documents shall be made as follows:

          If to Lender:  Litchfield Financial Corporation
                         13701 West Jewell Avenue, Suite 200
                         Lakewood, CO  80228
                         Attention: Alicia-Ann J. Duncanson, Loan Manager
                         Facsimile: (303) 985-5375

          with copy to:  Textron Financial Corporation
                         333 East River Drive
                         East Hartford, CT 06108
                         Attention: Nicholas Mecca,
                         Division President
                         Facsimile: (860) 283-9053

          and:           Textron Financial Corporation
                         40 Westminster Street
                         Providence, RI 02903
                         Attention: Legal Department
                         Facsimile: (401) 621-5040

          with copy to:  James E. Brown, Esq.
                         James E. Brown & Associates, P.C.
                         1350 17th Street, Suite 306
                         Denver, CO  80202
                         Facsimile: (303) 825-2828

          c. CROSS-COLLATERALIZATION AND CROSS DEFAULT.. The collateral pledged for the Global Loan also collateralizes the Combination Loan, the Kohl's Ranch Loan, the Non Conforming Loan and any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any of them, to Lender.. Likewise, the collateral pledged to secure the Combination Loan, the Kohl's Ranch Loan, the Non Conforming Loan or any other obligation now or in the future owed by the ILX Entities, or any of them, or any of their affiliates to Lender also collateralizes the Global Loan. Subject to the provisions set forth above in paragraph 4.e. concerning the application of release fees, Lender may apply the collateral or proceeds thereof it receives to any of the obligations collateralized thereby, in Lender's sole discretion. Likewise, the occurrence of an Event of Default under the Global Loan shall constitute an Event of Default under the Combination Loan, the Kohl's Ranch Loan, the Non Conforming Loan and any other loan or obligation now or in the future, from the ILX Entities, their affiliates, or any of them to Lender, and an Event of Default under the Combination Loan, the Kohl's Ranch Loan, the Non Conforming Loan, or any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any other of them, to Lender, shall be an Event of Default under the Global Loan.

     7. AMENDMENT TO COMBINATION LOAN.. The Combination Loan and the Combination Loan Documents are hereby amended as follows:

          a. MODIFICATION AND APPLICATION OF RELEASE FEES. The release fees payable to Lender with respect to the Los Abrigados (Stand Alone) and San Carlos project (Premiere Vacation Club), and the Premiere Vacation Club, shall be amended and applied as set forth above in paragraphs 4.d. and 4.e.

          b.  NOTICE   PROVISIONS.   Any  notices  to  Lender  pursuant  to  the
Combination Loan Documents shall be made as follows:

          If to Lender:  Litchfield Financial Corporation
                         13701 West Jewell Avenue, Suite 200
                         Lakewood, CO  80228
                         Attention: Alicia-Ann J. Duncanson, Loan Manager
                         Facsimile: (303) 985-5375

          with copy to:  Textron Financial Corporation
                         333 East River Drive
                         East Hartford, CT 06108
                         Attention: Nicholas Mecca,
                         Division President
                         Facsimile: (860) 283-9053

          and:           Textron Financial Corporation
                         40 Westminster Street
                         Providence, RI 02903
                         Attention: Legal Department
                         Facsimile: (401) 621-5040

          with copy to:  James E. Brown, Esq.
                         James E. Brown & Associates, P.C.
                         1350 17th Street, Suite 306
                         Denver, CO  80202
                         Facsimile: (303) 825-2828

          c. CROSS-COLLATERALIZATION AND CROSS DEFAULT.. The collateral pledged for the Combination Loan, or any of them, also collateralizes the Global Loan, the Kohl's Ranch Loan, the Non Conforming Loan, as modified now or in the future, and any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any of them, to Lender. Likewise, the collateral pledged to secure the Global Loan, the Kohl's Ranch Loan, the Non Conforming Loan or any other obligation now or in the future owed by the ILX Entities, or any of them, or any of their affiliates to Lender also collateralizes the Combination Loan. Subject to the provisions set forth above in paragraph 4.e. concerning the application of release fees, Lender may apply the collateral or proceeds thereof it receives to any of the obligations collateralized thereby, in Lender's sole discretion. Likewise, the occurrence of an Event of Default under the Combination Loan shall constitute an Event of Default under the Global Loans, the Kohl's Ranch Loan, the Non Conforming Loan and any other loan or obligation now or in the future, from the ILX Entities, their affiliates, or any of them to Lender, and an Event of Default under the Global Loan, the Kohl's Ranch Loan, the Non Conforming Loan, or any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any other of them, to Lender, shall be an Event of Default under the Combination Loan.

     8. AMENDMENTS TO NON CONFORMING LOAN AND NON CONFORMING LOAN DOCUMENTS. The Non Conforming Loan and Non Conforming Loan Documents are hereby amended in the following respects:

          a. NOTICE PROVISIONS.. Any notices to Lender pursuant to the Non Conforming Loan Documents shall be made as follows:

          If to Lender:  Litchfield Financial Corporation
                         13701 West Jewell Avenue, Suite 200

                         Lakewood, CO  80228
                         Attention: Alicia-Ann J. Duncanson, Loan Manager
                         Facsimile: (303) 985-5375

          with copy to:  Textron Financial Corporation
                         333 East River Drive
                         East Hartford, CT 06108
                         Attention: Nicholas Mecca,
                         Division President
                         Facsimile: (860) 283-9053

          and:           Textron Financial Corporation
                         40 Westminster Street
                         Providence, RI 02903
                         Attention: Legal Department
                         Facsimile: (401) 621-5040

          with copy to:  James E. Brown, Esq.
                         James E. Brown & Associates, P.C.
                         1350 17th Street, Suite 306
                         Denver, CO  80202
                         Facsimile: (303) 825-2828

          b. CROSS-COLLATERALIZATION AND CROSS DEFAULT.. The collateral pledged for the Non Conforming Loan also collateralizes the Global Loan, the Kohl's Ranch Loan, the Combination Loan and any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any of them, to Lender. Likewise, the collateral pledged to secure the Global Loan, the Kohl's Ranch Loan, the Combination Loan, or any other obligation now or in the future owed by the ILX Entities, or any of them, or any of their affiliates to Lender also collateralizes the Non Conforming Loan. Subject to the provisions set forth above in paragraph 4.e. concerning the application of release fees, Lender may apply the collateral or proceeds thereof it receives to any of the obligations collateralized thereby, in Lender's sole discretion. Likewise, the occurrence of an Event of Default under the Non Conforming Loan shall constitute an Event of Default under the Global Loans, the Kohl's Ranch Loan, the Combination Loan and any other loan or obligation now or in the future, from the ILX Entities, their affiliates, or any of them to Lender, and an Event of Default under the Global Loan, the Kohl's Ranch Loan, the Combination Loan, or any other loan or obligation now or in the future from the ILX Entities, their affiliates, or any other of them, to Lender, shall be an Event of Default under the Non Conforming Loan.

     9. GOVERNING LAW AND VENUE. This Amendment shall be construed and enforced according to the laws of the State of Colorado. The parties stipulate and agree that the exclusive jurisdiction and venue for any dispute arising under this Amendment, the Kohl's Ranch Loan Documents, the Combination Loan Documents, the Global Loan Documents, or any other Loan Document shall be in Jefferson County, Colorado. Provided, however, that nothing herein shall preclude Lender's institution of proceedings in the State of Arizona or any other state in which any ILX Entity or affiliate maintains offices, facilities or assets.

     10. EXCLUSIVE RIGHT TO FINANCE. ILX hereby grants Lender and its successors and assigns the following exclusive rights to provide financing to The Greens of Las Vegas Golf Center as follows:

          a. RECEIVABLES FINANCING.. The exclusive right to purchase, hypothecate or otherwise finance all timeshare sales, club membership sales, receivables generated, originated or otherwise owned by the ILX Entities, or any of them, or their successors, assigns, or any of their affiliated entities and originated at The Greens of Las Vegas Golf Center.

     Provided, however, that the foregoing provisions shall not require Lender to provide any such financing, and any such financing shall be evidenced only by subsequent written agreement between the parties, and shall be subject to the approval of Lender and its Credit Committee, in their sole discretion. And, provided further, that if Lender acknowledges in writing that Lender is unable or unwilling to provide the above-described financing, ILX may obtain said financing from other sources.

     11. MISCELLANEOUS.

          a. WAIVER.. No waiver by Lender of any default or breach by the ILX Entities or any of them hereunder or under the other Loan Documents referenced herein shall be implied from any omission by Lender to take, or any delay in taking, action on account of such default other than the default expressly made the subject of the waiver and any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by the ILX Entities or any of them requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act. Notwithstanding anything set forth herein to the contrary, if no notice of a default or waiver is required hereunder and none has been given, Lender shall not be deemed to have waived any rights which it may have hereunder until seven (7) days following receipt by it of written notice from the ILX Entities or any of them alerting Lender to the fact that the time for exercising any right or remedy hereunder has elapsed without exercise thereof and such time for exercise shall automatically be extended to seven (7) days following notice, said right shall conclusively be deemed to have been waived by Lender. The intent of this paragraph is to avoid unintentional waivers by Lender of any of its rights hereunder.

          b. NO DUTY OF LENDER. Nothing in this Amendment shall impose or imply any duty or obligation whatsoever upon Lender, and Lender shall be under no duty to take any action to preserve rights of the ILX Entities or any of them with respect to any of the security held by Lender for the Obligations. The ILX Entities or any of them waive any and all impairment of recourse and/or impairment of collateral defenses which it may possess against the Lender.

          c. SURVIVAL. The warranties, representations and agreements set forth herein survive the closing hereof.

          d. MERGER. This Amendment represents the culmination of all prior negotiations, representations, and agreements between the parties with respect to the purchase and sale contemplated hereby. All such prior negotiations, representations, and agreements are merged herein.

          e. PREPARATION OF AMENDMENT.. The parties hereto acknowledge that this Amendment has been negotiated and prepared in an arms-length transaction and that both Lender and the ILX Entities and each of them have negotiated all the terms contained herein. Accordingly, the parties agree that neither party shall be deemed to have drafted the Amendment and the Amendment shall not be interpreted against any party as the draftsman.

          f. OTHER ACTS AND DOCUMENTS. The parties agree to undertake such other acts and execute such other documents as may be reasonably necessary to effect the purpose and intent of this Amendment.

          g. ADVICE OF COUNSEL. Each party acknowledges to the other that such party has been advised by legal counsel in connection with the negotiation and execution of this Amendment and that each party understands the terms and conditions contained herein and that each has entered into this Amendment voluntarily.

          h. JURY WAIVER. THE ILX ENTITIES AND EACH OF THEM HEREBY KNOWINGLY AND VOLUNTARILY WAIVE THEIR RIGHT TO A JURY TRIAL IN THE EVENT OF ANY DISPUTE OR LITIGATION ARISING HEREUNDER OR UNDER ANY LOAN DOCUMENT OR ANY DOCUMENT EXECUTED IN CONNECTION THEREWITH.

          i. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

          j. FACSIMILE DELIVERY. Counterparts of this Amendment may be executed by facsimile signature, which shall be effective upon delivery of a copy of this Amendment bearing said facsimile signature.

     IN WITNESS WHEREOF the parties hereto have set their hands and seals on the day and date appearing above intending to be legally bound.


                                      ILX ENTITIES:
                                      ILX RESORTS INCORPORATED


                                      By:_______________________________________
                                         Joseph P. Martori, Chairman

                                      LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP


                                      By:_______________________________________

                                      Its:______________________________________

                                      PREMIERE DEVELOPMENT INCORPORATED


                                      By:_______________________________________

                                      Its:______________________________________

                                      ILE SEDONA INCORPORATED


                                      By:_______________________________________

                                      Its:______________________________________

                                      VCA TUCSON INCORPORATED


                                      By:_______________________________________

                                      Its:______________________________________

                                      VCA SOUTH BEND INCORPORATED


                                      By:_______________________________________

                                      Its:______________________________________

                                      VCA NEVADA INCORPORATED


                                      By:_______________________________________

                                      Its:______________________________________


                                      LENDER:

                                      LITCHFIELD FINANCIAL CORPORATION


                                      By:_______________________________________

                                      Its:______________________________________

                                       4